Exhibit 99.3

NGL ENERGY PARTNERS LP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

Introduction

The following represents the unaudited pro forma condensed consolidated balance sheet of NGL Energy Partners LP (“we”, “NGL” or “the Partnership”) as of September 30, 2012 and the unaudited pro forma condensed consolidated statements of operations for the year ended March 31, 2012 and for the six months ended September 30, 2012. The accompanying unaudited condensed consolidated financial statements give pro forma effect to a number of transactions, which are summarized below:

•                  On December 31, 2012, we entered into a Sale Agreement (the “Sale Agreement”) with Third Coast Towing, LLC (“Third Coast”) and the former owners of Third Coast (the “Selling Members”) pursuant to which we acquired all of the limited liability company membership interests of Third Coast in exchange for $43.0 million in cash. The purchase price may be subject to further adjustment under the terms of the Sale Agreement, including with respect to refinements to the estimated value of the acquired working capital.

•                  On December 31, 2012, we entered into a Call Agreement (the “Third Coast Call Agreement”) with the Selling Members pursuant to which the Selling Members agreed to purchase at least $8.0 million (or at their option, up to $10.0 million) of common units of the Partnership at an agreed value of $23.21 per unit in a private placement. On January 11, 2013, the Selling Members purchased 344,680 common units pursuant to the Third Coast Call Agreement.

•                  On November 2, 2012, we completed an acquisition of Pecos Gathering & Marketing, L.L.C. and its affiliated companies Transwest Leasing, LLC, Blackhawk Gathering, LLC, Midstream Operations, LLC, and Striker Oilfield Services, LLC (collectively, “Pecos”) pursuant to an Equity Purchase Agreement (the “Equity Purchase Agreement”) with Pecos and the owners of Pecos. We acquired all of the limited liability company membership interests of Pecos in exchange for approximately $134.6 million of cash, which included payments made to the selling owners and payments made to retire certain liabilities of Pecos. The purchase price may be subject to further adjustment under the terms of the Equity Purchase Agreement, including with respect to refinements to the estimated value of the acquired working capital.

•                  In connection with the closing of the acquisition of Pecos, we entered into a Call Agreement (the “Pecos Call Agreement”) with the former owners of Pecos (the “Call Parties”) pursuant to which the Call Parties agreed to purchase at least $45.0 million (or at their option, up to $60.0 million) of common units of the Partnership in a private placement following the consummation of the Pecos acquisition. On November 12, 2012, the Call Parties purchased 1,834,414 common units for an aggregate call price of $45.0 million pursuant to the Pecos Call Agreement.

•                  On November 1, 2012, we entered into a Facility Increase Agreement to increase the commitments under our revolving credit facility.

•                  On June 19, 2012, we completed a business combination with High Sierra Energy, LP and High Sierra Energy GP, LLC (collectively, “High Sierra”). High Sierra’s businesses include crude oil gathering, transportation and marketing; water treatment, disposal, and transportation; and natural gas liquids transportation and marketing. We paid $91.8 million of cash (net of $5.0 million of cash acquired) and issued 18,018,468 common units to acquire High Sierra Energy, LP. We also paid $97.4 million of cash to retire long-term debt of High Sierra Energy, LP and to settle certain other of High Sierra Energy, LP’s obligations. Our general partner acquired High Sierra Energy GP, LLC by paying $50.0 million of cash and issuing equity. Our general partner then contributed its ownership interests in High Sierra Energy GP, LLC to us, in return for which we paid our general partner $50.0 million of cash and issued 2,685,042 common units to our general partner.

•                  On June 19, 2012, we entered into a new revolving credit agreement (the “Credit Agreement”) with a syndicate of banks. Also on June 19, 2012, we entered into a Note Purchase Agreement whereby we issued $250 million of notes payable in a private placement (the “Senior Notes”). We used the proceeds from the issuance of the Senior Notes and borrowings under the Credit Agreement to repay existing debt and to fund the acquisition of High Sierra.

•                  On February 3, 2012, we completed a business combination transaction with North American Propane, Inc. (“North American”), whereby we acquired retail propane and distillate operations in the northeastern United States. We paid $69.8 million in exchange for the assets and operations of North American, including working capital.

•                  On January 3, 2012, we completed a business combination transaction with seven companies associated with Pacer Propane Holding, L.P. (collectively, ‘Pacer”), whereby we acquired retail propane operations, primarily in the western United States. We issued 1,500,000 common units and paid $32.2 million in exchange for the assets and operations of Pacer, including working capital. We also assumed $2.7 million of long-term debt in the form of non-compete agreements.

•                  On November 1, 2011, we completed a business combination transaction with SemStream, L.P. (“SemStream”), whereby we acquired SemStream’s wholesale natural gas liquids supply and marketing operations and its 12 natural gas liquids terminals. We issued 8,932,031 common units and paid $91 million in exchange for the assets and operations of SemStream, including working capital.

•                  On October 3, 2011, we completed a business combination transaction with E. Osterman Propane, Inc., its affiliated companies and members of the Osterman family (collectively, “Osterman”), whereby we acquired retail propane operations in the northeastern United States. We issued 4,000,000 common units and paid $94.9 million, net of cash acquired, in exchange for the assets and operations of Osterman. The agreement also contemplated a post-closing payment of $4.8 million for certain specified working capital items, which we paid in November 2012.

•                  During May 2011, we sold a total of 4,025,000 common units in our initial public offering at $21 per unit. Our proceeds from the sale of 3,850,000 common units of $72.1 million, net of estimated total offering costs of approximately $8.7 million, were used to repay advances under a credit facility and for general corporate purposes. Proceeds from the sale of 175,000 common units ($3.4 million) were used to purchase 175,000 of the common units outstanding prior to our initial public offering.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 gives pro forma effect to the following, as if such transactions (in each case, as described in more detail above) had occurred on September 30, 2012:

•                  Our business combination with Third Coast;

•                  The sale of common units pursuant to the Third Coast Call Agreement;

•                  Our business combination with Pecos;

•                  The sale of common units pursuant to the Pecos Call Agreement; and

•                  Our entry into the Facility Increase Agreement.

The accompanying unaudited pro forma condensed consolidated statement of operations for the six months ended September 30, 2012 gives pro forma effect to the following, as if such transactions had occurred on April 1, 2011:

•                  Our business combination with Third Coast;

•                  The sale of common units pursuant to the Third Coast Call Agreement;

•                  Our business combination with Pecos;

•                  The sale of common units pursuant to the Pecos Call Agreement;

•                  Our entry into the Facility Increase Agreement;

•                  Our business combination with High Sierra;

•                  Our entry into the Credit Agreement; and

•                  Our issuance of Senior Notes.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2012 gives pro forma effect to the following, as if such transactions had occurred on April 1, 2011:

•                  Our business combination with Third Coast;

•                  The sale of common units pursuant to the Third Coast Call Agreement;

•                  Our business combination with Pecos;

•                  The sale of common units pursuant to the Pecos Call Agreement;

•                  Our entry into the Facility Increase Agreement;

•                  Our business combination with High Sierra;

•                  Our entry into the Credit Agreement;

•                  Our issuance of Senior Notes;

•                  Our business combination with North American;

•                  Our business combination with Pacer;

•                  Our business combination with SemStream;

•                  Our business combination with Osterman; and

•                  Our initial public offering.

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and should be read in conjunction with the following:

•                  The audited historical financial statements of NGL Energy Partners LP included in our Annual Report on Form 10-K for the year ended March 31, 2012;

•                  The unaudited condensed consolidated financial statements of NGL Energy Partners LP included in our Quarterly Reports on Form 10-Q for the three months ended June 30, 2012, September 30, 2012, and December 31, 2012;

•                  The audited and unaudited historical financial statements of Third Coast Towing, L.L.C. included in this Current Report on Form 8-K/A;

•                  The audited and unaudited historical financial statements of Pecos Gathering and Marketing, LLC, Transwest Leasing, LLC, Blackhawk Gathering, LLC, Midstream Operations, LLC, Toro Operating Company, Inc., and Striker Oilfield Services, LLC included in our current report on Form 8-K/A filed on January 18, 2013;

•                  The audited and unaudited historical financial statements of High Sierra Energy GP, LLC included in our Current Report on Form 8-K/A filed on September 4, 2012;

•                  The audited historical financial statements of North American included in our Form 8-K/A filed on April 20, 2012;

•                  The audited historical financial statements of Pacer included in our Form 8-K/A filed on March 19, 2012;

•                  The audited and unaudited historical financial statements of SemStream included in our Form 8-K/A filed on December 23, 2011;

•                  The audited and unaudited historical financial statements of Osterman included in our Form 8-K/A filed on December 19, 2011; and

•                  The audited historical financial statements of Osterman, the unaudited historical financial statements of SemStream, and the unaudited historical financial statements of North American included in our Form 8-K filed on November 20, 2012.

The historical results of operations of High Sierra, Pecos, and Third Coast included in the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2012 represent the results of their operations for the year ended December 31, 2011.

The following unaudited pro forma condensed consolidated financial statements are based on certain assumptions and do not purport to be indicative of the results that actually would have been achieved if the events described above had occurred on the dates indicated. Moreover, they do not project NGL’s results of operations for any future date or period.

The accompanying unaudited pro forma condensed consolidated statements of operations reflect depreciation and amortization estimates which are preliminary, as our identification of the assets and liabilities acquired, and the fair value determinations thereof, for the Third Coast, High Sierra, and Pecos business combinations have not been completed. The fair value estimates reflected in the accompanying unaudited pro forma condensed consolidated statements of operations are based on the best estimates available at this time. There is no guarantee that the preliminary fair value estimates, and consequently the unaudited pro forma condensed consolidated statements of operations, will not change. To the extent that the final acquisition accounting results in an increased allocation of goodwill recorded, this amount would not be subject to amortization, but would be subject to annual impairment testing. To the extent the final acquisition accounting results in a decrease to the preliminary computation of goodwill done for the purpose of preparing these unaudited pro forma statements of operations, the amount would be subject to depreciation or amortization, which would result in a decrease to the estimated pro forma income reflected in the accompanying unaudited pro forma condensed consolidated statements of operations. We expect to complete the final acquisition accounting for the High Sierra combination prior to filing our Form 10-K for the year ended March 31, 2013. We expect to complete the final acquisition accounting for the Pecos combination prior to filing our Form 10-Q for the quarter ended September 30, 2013. We expect to complete the final acquisition accounting for the Third Coast combination prior to filing our Form 10-Q for the quarter ended December 31, 2013.

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2012

(U.S. Dollars in Thousands)

				Pro Forma Adjustments				NGL Pro Forma
	Historical as of September 30, 2012				Note		Note	September 30,
	NGL	Pecos	Third Coast	Pecos	2	Third Coast	2	2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$26,009	$7,750	$143	$(5,525)	(a)	$(133)	(c)	$28,244
Accounts receivable	385,494	83,433	428	(9,729)	(a)	1,820	(c)	461,446
Receivables from affiliates	3,238	360	232	(360)	(a)	(232)	(c)	3,238
Inventories	264,556	1,531	—	372	(a)	—		266,459
Prepaid expenses and other current assets	57,000	966	6	509	(a)	(6)	(c)	58,475
Total current assets	736,297	94,040	809	(14,733)	(a)	1,449		817,862

PROPERTY, PLANT AND EQUIPMENT, net	425,641	21,899	10,119	(144)	(a)	2,794	(c)	460,309
GOODWILL	515,881	—	2,150	56,830	(a)	16,539	(c)	591,400
INTANGIBLE ASSETS, net	345,942	—	—	38,754	(a)	8,500	(c)	393,196
OTHER NONCURRENT ASSETS	5,658	—	2,735	—		(2)	(c)	8,391
Total assets	$2,029,419	$115,939	$15,813	$80,707		$29,280		$2,271,158

LIABILITIES AND PARTNERS’ EQUITY
CURRENT LIABILITIES:
Trade accounts payable	$419,750	$54,098	$610	$(3,447)	(a)	$1,438	(c)	$472,449
Accrued expenses and other payables	68,724	4,681	227	(3,663)	(a)	(73)	(c)	69,896
Advance payments received from customers	74,814	—	—	—		—		74,814
Payables to affiliates	11,780	—	—	—		—		11,780
Current maturities of long-term debt	78,033	12,307	3,097	(9,582)	(a)	(3,097)	(c)	80,758
Total current liabilities	653,101	71,086	3,934	(16,692)		(1,732)		709,697

LONG-TERM DEBT, net of current maturities	569,903	8,168	5,404	89,096	(a)	29,596	(c)	702,167
OTHER NONCURRENT LIABILITIES	2,599	—	—	—		—		2,599

PARTNERS’ EQUITY:
General Partner	(51,052)	—	—	45	(a)	8	(c)	(50,999)
Limited Partners -
Common units	839,977	—	—	44,943	(a)	7,883	(c)	892,803
Subordinated units	11,784	—	—	—		—		11,784
Accumulated other comprehensive income	28	—	—	—		—		28
Noncontrolling interests	3,079	—	—	—		—		3,079
Total partners’ equity	803,816	—	—	44,988		7,891		856,695
Equity of combined businesses	—	36,685	6,475	(36,685)	(b)	(6,475)	(d)	—
Total liabilities and partners’ equity	$2,029,419	$115,939	$15,813	$80,707		$29,280		$2,271,158

See accompanying notes.

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Year Ended March 31, 2012

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

(Page 1 of 4)

	Historical									Preliminary
		Osterman	SemStream							Pro Forma
	NGL	Six Months	Seven Months	Pro Forma Adjustments						NGL
	Year ended	Ended	Ended		Note		Note	Offering	Note	To Page 2
	March 31, 2012	Sept. 30, 2011	Oct. 31, 2011	Osterman	2	SemStream	2	Transaction	2	of 4
REVENUES:
Retail propane	$199,334	$32,625	$—	$—		$—		$—		$231,959
Natural gas liquids logistics	1,111,139	—	408,097	—		(25,340)	(j)	—		1,493,896
Crude oil logistics	—	—	—	—		—		—		—
Water services	—	—	—	—		—		—		—
Other	—	—	—	—		—		—		—
	1,310,473	32,625	408,097	—		(25,340)		—		1,725,855

COST OF SALES:
Retail propane	130,142	20,669	—	—		—		—		150,811
Natural gas liquids logistics	1,086,881	—	403,563	—		(25,340)	(j)	—		1,465,104
Crude oil logistics	—	—	—	—		—		—		—
Water services	—	—	—	—		—		—		—
	1,217,023	20,669	403,563	—		(25,340)		—		1,615,915

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	63,309	12,313	9,862	(772)	(e)	(736)	(k)	—		83,976
Depreciation and amortization	15,111	1,701	2,213	1,793	(f)	1,106	(l)	—		21,924

Operating Income (Loss)	15,030	(2,058)	(7,541)	(1,021)		(370)		—		4,040

OTHER INCOME (EXPENSE):
Interest expense	(7,620)	(22)	(1,732)	(1,710)	(g)	(895)	(m)	476	(o)	(11,503)
Other, net	1,055	334	2,152	—		—		—		3,541

Income (Loss) from continuing operations before income taxes	8,465	(1,746)	(7,121)	(2,731)		(1,265)		476		(3,922)

INCOME TAX PROVISION (BENEFIT)	601	238	—	(238)	(h)	—		—		601

Income (loss) from continuing operations	7,864	(1,984)	(7,121)	(2,493)		(1,265)		476		(4,523)

LOSS (INCOME) FROM CONTINUING OPERATIONS ALLOCATED TO GENERAL PARTNER	(8)			4	(i)	8	(n)	—		4

LOSS (INCOME) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	12	—	—	—		—		—		12

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO PARENT EQUITY ALLOCATED TO LIMITED PARTNERS	$7,868	$(1,984)	$(7,121)	$(2,489)		$(1,257)		$476		$(4,507)

Basic and diluted earnings per unit from continuing operations (Note 3) -
Common	$0.32
Subordinated	$0.58

Weighted average units outstanding -
Common	15,169,983
Subordinated	5,175,384

See accompanying notes and continuation on Page 2 of 4.

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Year Ended March 31, 2012

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

(Page 2 of 4)

	Preliminary	Historical						Preliminary
	Pro Forma	Pacer	North American					Pro Forma
	NGL	Nine Months	Nine Months	Pro Forma Adjustments				NGL
	From Page 1	Ended	Ended		Note		Note	To Page 3
	of 4	Dec. 31, 2011	Dec. 31, 2011	Pacer	2	North American	2	of 4
REVENUES:
Retail propane	$231,959	$26,487	$64,231	$—		$—		$322,677
Natural gas liquids logistics	1,493,896	—	—	—		—		1,493,896
Crude oil logistics	—	—	—	—		—		—
Water services	—	—	—	—		—		—
Other	—	—	—	—		—		—
	1,725,855	26,487	64,231	—		—		1,816,573

COST OF SALES:
Retail propane	150,811	17,452	46,557	—		—		214,820
Natural gas liquids logistics	1,465,104	—	—	—		—		1,465,104
Crude oil logistics	—	—	—	—		—		—
Water services	—	—	—	—		—		—
	1,615,915	17,452	46,557	—		—		1,679,924

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	83,976	6,694	18,964	(850)	(p)	(1,588)	(s)	107,196
Depreciation and amortization	21,924	974	3,766	1,527	(q)	(441)	(t)	27,750

Operating Income (Loss)	4,040	1,367	(5,056)	(677)		2,029		1,703

OTHER INCOME (EXPENSE):
Interest expense	(11,503)	(99)	(3,921)	(753)	(r)	2,030	(u)	(14,246)
Other, net	3,541	57	(49)	—		—		3,549

Income (Loss) from continuing operations before income taxes	(3,922)	1,325	(9,026)	(1,430)		4,059		(8,994)

INCOME TAX PROVISION (BENEFIT)	601	—	(8,357)	—		8,357	(v)	601

Income (loss) from continuing operations	(4,523)	1,325	(669)	(1,430)		(4,298)		(9,595)

LOSS (INCOME) FROM CONTINUING OPERATIONS ALLOCATED TO GENERAL PARTNER	4			—		5	(w)	9

LOSS (INCOME) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	12	—	—	—		—		12

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO PARENT EQUITY ALLOCATED TO LIMITED PARTNERS	$(4,507)	$1,325	$(669)	$(1,430)		$(4,293)		$(9,574)

See accompanying notes and continuation on Page 3 of 4.

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Year Ended March 31, 2012

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

(Page 3 of 4)

	Preliminary	Historical
	Pro Forma	High Sierra	Pecos					Preliminary
	NGL	Year	Year	Pro Forma Adjustments				Pro Forma
	From	Ended	Ended		Note		Note	NGL
	Page 2 of 4	Dec. 31, 2011	Dec. 31, 2011	High Sierra	2	Pecos	2	To Page 4 of 4
REVENUES:
Retail propane	$322,677	$—	$—	$—		$—		$322,677
Natural gas liquids logistics	1,493,896	1,121,025	—	(18,184)	(x)	—		2,596,737
Crude oil logistics	—	1,804,365	497,941	1,553	(x)	127	(B)	2,303,986
Water services	—	57,033	—	366	(x)	—		57,399
Other	—	4,315	—	—		—		4,315
	1,816,573	2,986,738	497,941	(16,265)		127		5,285,114

COST OF SALES:
Retail propane	214,820	—	—	—		—		214,820
Natural gas liquids logistics	1,465,104	1,101,612	—	(18,184)	(x)	—		2,548,532
Crude oil logistics	—	1,748,820	471,703	1,553	(x)	127	(B)	2,222,203
Water services	—	5,578	—	366	(x)	—		5,944
	1,679,924	2,856,010	471,703	(16,265)		127		4,991,499

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	107,196	70,656	10,493	310	(x)	—		188,655
Depreciation and amortization	27,750	21,066	2,101	8,826	(y)	4,767	(C)	64,510

Operating Income (Loss)	1,703	39,006	13,644	(9,136)		(4,767)		40,450

OTHER INCOME (EXPENSE):
Interest expense	(14,246)	(10,043)	(643)	(8,927)	(z)	(2,995)	(D)	(36,854)
Other, net	3,549	3,336	1	310	(x)	—		7,196

Income (Loss) from continuing operations before income taxes	(8,994)	32,299	13,002	(17,753)		(7,762)		10,792

INCOME TAX PROVISION (BENEFIT)	601	(903)	—	—		—		(302)

Income (loss) from continuing operations	(9,595)	33,202	13,002	(17,753)		(7,762)		11,094

LOSS (INCOME) FROM CONTINUING OPERATIONS ALLOCATED TO GENERAL PARTNER	9			(13)	(A)	(5)	(E)	(9)

LOSS (INCOME) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	12	(2,365)	—	—		—		(2,353)

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO PARENT EQUITY ALLOCATED TO LIMITED PARTNERS	$(9,574)	$30,837	$13,002	$(17,766)		$(7,767)		$8,732

See accompanying notes and continuation on Page 4 of 4.

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Year Ended March 31, 2012

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

(Page 4 of 4)

	Preliminary	Historical			Pro Forma
	Pro Forma	Third Coast			NGL
	NGL	Year	Pro Forma Adjustments		Year
	From	Ended		Note	Ended
	Page 3 of 4	Dec. 31, 2011	Third Coast	2	March 31, 2012
REVENUES:
Retail propane	$322,677	$—	$—		$322,677
Natural gas liquids logistics	2,596,737	—	—		2,596,737
Crude oil logistics	2,303,986	10,026	—		2,314,012
Water services	57,399	—	—		57,399
Other	4,315	—	—		4,315
	5,285,114	10,026	—		5,295,140

COST OF SALES:
Retail propane	214,820	—	—		214,820
Natural gas liquids logistics	2,548,532	—	—		2,548,532
Crude oil logistics	2,222,203	—	—		2,222,203
Water services	5,944	—	—		5,944
	4,991,499	—	—		4,991,499

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	188,655	6,013	—		194,668
Depreciation and amortization	64,510	738	449	(F)	65,697

Operating Income (Loss)	40,450	3,275	(449)		43,276

OTHER INCOME (EXPENSE):
Interest expense	(36,854)	(352)	(775)	(G)	(37,981)
Other, net	7,196	129	—		7,325

Income (Loss) from continuing operations before income taxes	10,792	3,052	(1,224)		12,620

INCOME TAX PROVISION (BENEFIT)	(302)	—	—		(302)

Income (loss) from continuing operations	11,094	3,052	(1,224)		12,922

LOSS (INCOME) FROM CONTINUING OPERATIONS ALLOCATED TO GENERAL PARTNER	(9)		(2)	(H)	(11)

LOSS (INCOME) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(2,353)	—	—		(2,353)

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO PARENT EQUITY ALLOCATED TO LIMITED PARTNERS	$8,732	$3,052	$(1,226)		$10,558

Basic and diluted earnings per unit from continuing operations (Note 3) -
Common					$0.20
Subordinated					$0.20

Weighted average units outstanding -
Common					47,546,511
Subordinated					5,919,346

See accompanying notes.

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Six Months Ended September 30, 2012

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

(Page 1 of 2)

	Historical							Preliminary
	NGL	High Sierra	Pecos					Pro Forma
	Six Months	Two Months	Six Months	Pro Forma Adjustments				NGL
	Ended	Ended	Ended	High	Note		Note	To Page
	Sept. 30, 2012	May 31, 2012	Sept. 30, 2012	Sierra	2	Pecos	2	2 of 2
REVENUES:
Retail propane	$116,211	$—	$—	$—		$—		$116,211
Natural gas liquids logistics	541,985	114,837	—	9,600	(I)	—		666,422
Crude oil logistics	784,538	419,703	455,485	(7,934)	(I)	(284)	(N)	1,651,508
Water services	17,751	15,038	—	(3,849)	(I)	—		28,940
Other	1,461	805	—	—		—		2,266
Total Revenues	1,461,946	550,383	455,485	(2,183)		(284)		2,465,347

COST OF SALES:
Retail propane	67,107	—	—	—		—		67,107
Natural gas liquids logistics	512,328	123,712	—	9,600	(I)	—		645,640
Crude oil logistics	770,570	403,755	421,930	(7,934)	(I)	(284)	(N)	1,588,037
Water services	2,670	1,149	—	(3,849)	(I)	—		(30)
Total Cost of Sales	1,352,675	528,616	421,930	(2,183)		(284)		2,300,754

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	83,172	16,913	16,497	(4,728)	(J)	—		111,854
Depreciation and amortization	22,588	3,835	2,345	1,147	(K)	1,090	(O)	31,005
Operating Income (Loss)	3,511	1,019	14,713	3,581		(1,090)		21,734

OTHER INCOME (EXPENSE):
Interest expense	(12,492)	(2,178)	(615)	(712)	(L)	(1,204)	(P)	(17,201)
Loss on early extinguishment of debt	(5,769)	—	—	—		—		(5,769)
Other, net	658	150	9	—		—		817
Income (Loss) from continuing operations before income taxes	(14,092)	(1,009)	14,107	2,869		(2,294)		(419)

INCOME TAX PROVISION	536	829	—	—		—		1,365

Income (Loss) from continuing operations	(14,628)	(1,838)	14,107	2,869		(2,294)		(1,784)

Loss (Income) from continuing operations
allocated to general partner	(789)			(1)	(M)	(12)	(Q)	(802)

Loss (Income) from continuing operations
attributable to noncontrolling interests	51	(34)	—	—		—		17

Loss (Income) from continuing operations
attributable to parent equity allocated to limited partners	$(15,366)	$(1,872)	$14,107	$2,868		$(2,306)		$(2,569)

Basic and diluted earnings (loss) per unit from continuing operations (Note 3) -
Common	$(0.37)
Subordinated	$(0.38)

Weighted average units outstanding -
Common	35,730,492
Subordinated	5,919,346

See accompanying notes and continuation on Page 2 of 2.

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Six Months Ended September 30, 2012

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

(Page 2 of 2)

	Preliminary	Historical			NGL
	Pro Forma	Third Coast			Pro Forma
	NGL	Six Months	Pro Forma Adjustments		Six Months
	From Page	Ended		Note	Ended
	1 of 2	Sept. 30, 2012	Third Coast	2	Sept. 30, 2012
REVENUES:
Retail propane	$116,211	$—	$—		$116,211
Natural gas liquids logistics	666,422	—	—		666,422
Crude oil logistics	1,651,508	5,090	—		1,656,598
Water services	28,940	—	—		28,940
Other	2,266	—	—		2,266
Total Revenues	2,465,347	5,090	—		2,470,437

COST OF SALES:
Retail propane	67,107	—	—		67,107
Natural gas liquids logistics	645,640	—	—		645,640
Crude oil logistics	1,588,037	—	—		1,588,037
Water services	(30)	—	—		(30)
Total Cost of Sales	2,300,754	—	—		2,300,754

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	111,854	4,204	—		116,058
Depreciation and amortization	31,005	412	182	(R)	31,599
Operating Income (Loss)	21,734	474	(182)		22,026

OTHER INCOME (EXPENSE):
Interest expense	(17,201)	(147)	(417)	(S)	(17,765)
Loss on early extinguishment of debt	(5,769)	—	—		(5,769)
Other, net	817	83	—		900
Income (Loss) from continuing operations before income taxes	(419)	410	(599)		(608)

INCOME TAX PROVISION	1,365	—	—		1,365

Income (Loss) from continuing operations	(1,784)	410	(599)		(1,973)

Loss (Income) from continuing operations
allocated to general partner	(802)	—	1		(801)

Loss (Income) from continuing operations
attributable to noncontrolling interests	17	—	—		17

Loss (Income) from continuing operations
attributable to parent equity allocated to limited partners	$(2,569)	$410	$(598)		$(2,757)

Basic and diluted earnings (loss) per unit from continuing operations (Note 3) -
Common
Subordinated					$(0.05)
					$(0.05)
Weighted average units outstanding -
Common
Subordinated					47,546,511
					5,919,346

See accompanying notes.

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1 — Basis of Presentation

See “— Introduction” for more information regarding the basis of presentation for our unaudited pro forma condensed consolidated financial statements.

Note 2 — Pro Forma Adjustments

Our unaudited pro forma condensed consolidated financial statements reflect the impact of the following pro forma adjustments:

Balance Sheet as of September 30, 2012

The historical condensed consolidated balance sheet of NGL as of September 30, 2012 includes the consolidation of Osterman, SemStream, Pacer, North American, and High Sierra and reflects the impact of the June 2012 credit facility refinancing and the June 2012 issuance of Senior Notes.

Pecos Combination

(a)                                 Represents the consideration paid in the combination and the preliminary acquisition accounting based on the following estimate of the fair values of the assets acquired and liabilities assumed (in thousands):

Cash	$2,180
Accounts receivable	73,704
Inventory	1,903
Other current assets	1,475
Property, plant and equipment:
Vehicles and related equipment (5 years)	19,193
Other (5 years)	2,562
Amortizable intangible assets:
Customer relationships (15 years)	37,754
Trade names (indefinite life)	1,000
Goodwill	56,830
Accounts payable	(50,651)
Accrued expenses	(1,018)
Notes payable	(10,365)
Total consideration paid	$134,567

The consideration paid consists of the following (in thousands):

Cash paid, net of cash received pursuant to Pecos Call Agreement	$89,624
Value of common units issued pursuant to Pecos Call Agreement	44,943
Total consideration paid	$134,567

The pro forma adjustment includes the sale of common units pursuant to the Pecos Call Agreement and also includes net borrowings of $89.6 million on our credit facility to fund the acquisition. The pro forma adjustment includes a contribution of $45,000 from our general partner to maintain its 0.1% interest in the Partnership.

We did not acquire Toro Operating Company, Inc. (“Toro”), although Toro is included in the combined balance sheet of Pecos as of September 30, 2012. The assets, liabilities, and operations of Toro were not material to the combined financial statements of Pecos.

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

(b)                                 Reflects the elimination of the historical net equity of Pecos as of September 30, 2012.

Third Coast Combination

(c)                                  Represents the consideration paid in the combination and the preliminary acquisition accounting based on the following estimates of the fair values of the assets acquired and liabilities assumed (in thousands):

Cash	$2
Accounts receivable	2,248
Other noncurrent assets	2,733
Property, plant and equipment:
Marine vessels (20 years)	12,883
Other	30
Customer relationships (15 years)	8,000
Trade names (indefinite life)	500
Goodwill	18,689
Accounts payable	(2,048)
Accrued expenses	(154)
Total consideration paid	$42,883

The consideration paid consists of the following (in thousands):

Cash paid, net of cash received pursuant to Third Coast Call Agreement	$35,000
Value of common units issued pursuant to Third Coast Call Agreement	7,883
Total consideration paid	$42,883

The pro forma adjustment includes the sale of common units pursuant to the Third Coast Call Agreement and also includes net borrowings of $35.0 million on our credit facility to fund the acquisition. The pro forma adjustment includes a contribution of $8,000 from our general partner to maintain its 0.1% interest in the Partnership.

(d)                                 Reflects the elimination of the historical equity of Third Coast as of September 30, 2012.

Statement of Operations for the Year Ended March 31, 2012

Osterman Combination Transaction Adjustments

(e)                                  Reflects the elimination of expenses incurred directly in connection with our combination with Osterman.

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

(f)                                   Reflects the increase in historical depreciation and amortization expense of the Osterman long-lived assets based on the fair value of the assets contributed in the Osterman combination. The fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the combination is summarized below (in thousands):

Depreciable property, plant and equipment:
Tanks and other retail propane equipment (15-20 years)	$47,160
Vehicles (5-20 years)	7,699
Buildings (30 years)	3,829
Other equipment (3-5 years)	732

Amortizable intangible assets:
Customer relationships (20 years)	54,500
Non-compete agreements (7 years)	700

(g)                                  Represents the additional interest expense resulting from the advances of $96.0 million from our acquisition facility to finance the Osterman combination at the interest rate in effect on LIBOR option borrowings at December 31, 2011 of 3.56%. A change in interest rate of 0.125% would result in a change of approximately $60,000 in pro forma interest expense for the year ended March 31, 2012.

(h)                                 Represents the elimination of the historical income tax provision for Osterman.

(i)                                     Represents the general partner’s 0.1% share of the losses of Osterman after the effect of the pro forma adjustments.

SemStream Combination Transaction Adjustments

(j)                                    Represents the elimination of sales between NGL and SemStream.

(k)                                 Reflects the elimination of expenses incurred directly in connection with our combination with SemStream.

(l)                                     Reflects the increase in historical depreciation and amortization expense of the SemStream long-lived assets based on the fair value of the assets contributed in the SemStream combination. The fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the combination is summarized below (in thousands):

Depreciable property, plant and equipment:
Tanks and terminals (20-30 years)	$41,434
Vehicles and rail cars (5 years)	470
Other (5 years)	3,326

Amortizable intangible assets:
Customer relationships (8-15 years)	31,950
Rail car leases (1-4 years)	1,008

(m)                             Represents the additional interest expense from the advances from our acquisition and working capital facilities (advances of $10.0 million and $83.0 million, respectively) to finance the SemStream combination at the interest rate in effect on LIBOR option borrowings at December 31, 2011 of 3.56% for acquisition facility borrowings and 3.31% for working capital facility borrowings for the estimated period in which advances would have been outstanding (five months for the working capital facility). A change in the interest rate of 0.125% would result in an increase in the pro forma adjustment for interest expense of approximately $33,000 for the year ended March 31, 2012.

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

(n)                                 Represents the general partner’s 0.1% share of the losses of SemStream after the effect of the pro forma adjustments.

Offering Transaction Adjustment

(o)                                 Reflects the elimination of our historical interest expense on the amount borrowed under our acquisition credit facility to finance a previous business combination which was paid using the proceeds from our initial public offering.

Pacer Combination Transaction Adjustments

(p)                                 Reflects the elimination of expenses incurred directly by us and by Pacer in connection with our combination with Pacer.

(q)                                 Reflects the increase in historical depreciation and amortization expense of the Pacer long-lived assets based on the fair value of the assets contributed in the Pacer combination. The fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the combination is summarized below (in thousands):

Depreciable property, plant and equipment:
Tanks and other retail propane equipment (15-20 years)	$12,793
Vehicles (5 years)	3,090
Buildings (30 years)	409
Other equipment	59

Amortizable intangible assets:
Customer relationships (15 years)	23,560
Noncompete agreements (5 years)	1,520

(r)                                    Represents the additional interest expense resulting from the advances from our acquisition and working capital facilities (advances of $27.8 million and $4.4 million, respectively) to finance the Pacer combination at the actual interest rate in effect on LIBOR option borrowings at December 31, 2011 of 3.56% for acquisition facility borrowings and 3.31% for working capital facility borrowings for the estimated period in which the advances would have been outstanding (three months for the working capital facility). A change in the interest rate of 0.125% would result in a change of approximately $27,000 in pro forma interest expense. The pro forma adjustment also includes imputed interest expense on long-term debt in the form of non-compete agreements.

North American Combination Transaction Adjustments

(s)                                   Reflects the elimination of expenses incurred directly by us in connection with our combination with North American.

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

(t)                                    Reflects the decrease in historical depreciation and amortization expense of the North American long-lived assets based on the fair value of the assets acquired in the North American combination. The fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the combination is summarized below (in thousands):

Depreciable property, plant and equipment:
Tanks and other equipment (15-20 years)	$24,790
Vehicles (5-15 years)	5,819
Buildings (30 years)	2,386
Terminal assets (15-20 years)	1,044
Other equipment (3-5 years)	634

Amortizable intangible assets:
Customer relationships (10 years)	12,600
Trade names (10 years)	2,700
Noncompete agreements (3 years)	700

(u)                                 Represents the elimination of interest expense incurred by North American on its historical credit facilities, partially offset by additional interest expense resulting from the advances from our acquisition facility of $69.8 million to finance the North American combination at the interest rate in effect on LIBOR option borrowings at December 31, 2011 of 3.56%. A change in the interest rate of 0.125% would result in a change of approximately $66,000 in pro forma interest expense.

(v)                                 Reflects the elimination of the historical income tax provision of North American.

(w)                               Represents the general partner’s 0.1% share of the losses of North American after the effect of the pro forma adjustments.

High Sierra Combination Transaction Adjustments

(x)                                 Reflects a reclassification of gains/losses on commodity derivatives recorded by High Sierra from revenues to cost of sales and a reclassification of bad debt expense from other expense to general and administrative expense, to be consistent with NGL’s classification of these gains/losses.

(y)                                 Reflects an increase in historical depreciation and amortization expense of the High Sierra long-lived assets based on the estimated fair value of the assets acquired in the business combination. The pro forma average annual depreciation and amortization rate based on the estimated fair value and useful lives of the depreciable and amortizable long-lived assets is 7.6%. An increase in the current estimated fair value of the depreciable and amortizable long-lived assets of $1 million would result in an increase of approximately $76,000 to pro forma depreciation and amortization expense for the year ended March 31, 2012. The estimated fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the merger is summarized below (in thousands):

Depreciable property, plant and equipment:
Transportation vehicles and equipment (5 years)	$22,746
Facilities and equipment (20 years)	105,065
Buildings and improvements (20 years)	10,549
Software (5 years)	4,203
Amortizable intangible assets:
Customer relationships (15 years)	242,000
Lease contracts (1-6 years)	10,500

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

(z)                                  Reflects the addition of pro forma interest expense on Senior Notes issued to finance the $244.2 million of merger consideration that was paid in cash (exclusive of cash acquired), at a rate of 6.65%, net of the elimination of the historical interest expense of High Sierra (exclusive of letter of credit fees). A change in the interest rate of 0.125% would result in a change of approximately $305,000 in pro forma interest expense.

(A)                               Represents the general partner’s 0.1% share of the High Sierra income after the effect of the pro forma adjustments.

Pecos Combination Transaction Adjustments

(B)                               Reflects a reclassification of losses on commodity derivatives recorded by Pecos from revenues to cost of sales, to be consistent with NGL’s classification of derivative gains/losses.

(C)                               Reflects the increase in depreciation and amortization expense of the Pecos long-lived assets based on the estimated fair value of the assets acquired in the business combination. The pro forma average annual depreciation and amortization and amortization rate based on the estimated fair value and useful lives if the depreciable and amortizable long-lived assets is 11.5%. An increase in the current estimated fair value of the depreciable and amortizable long-lived assets of $1 million would result in an increase of approximately $115,000 to pro forma depreciation and amortization expense for the year ended March 31, 2012. The estimated fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the merger is summarized below (in thousands):

Property, plant and equipment:
Vehicles and related equipment (5 years)	$19,193
Other (5 years)	2,562

Amortizable intangible assets:
Customer relationships (15 years)	37,754

(D)                               Represents the additional interest expense resulting from the advances of $89.6 million from our acquisition facility to finance the Pecos combination at the interest rate in effect on LIBOR option borrowings at September 30, 2012 of 3.22%. A change in the interest rate of 0.125% would result in a change of approximately $112,000 in pro forma interest expense for the year ended March 31, 2012.

(E)                                Represents the general partner’s 0.1% share of the income of Pecos after the effect of the pro forma adjustments.

Third Coast Combination Transaction Adjustments

(F)                                 Reflects an increase in historical depreciation and amortization expense of the Third Coast long-lived assets based on the estimated fair value of the assets acquired in the business combination. The pro forma average annual depreciation and amortization rate based on the estimated fair value and useful lives of the depreciable and amortizable long-lived assets is 5.7%. An increase in the current estimated fair value of the depreciable and amortizable long-lived assets of $1 million would result in an increase of approximately

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

$57,000 to pro forma depreciation and amortization expense for the year ended March 31, 2012. The estimated fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the merger is summarized below (in thousands):

Property, plant and equipment:
Marine vessels (20 years)	$12,883
Other (3 years)	30
Amortizable intangible assets:
Customer relationships (15 years)	8,000

(G)                               Represents the additional interest expense resulting from advances of $35.0 million from our acquisition facility to finance the Third Coast combination at the interest rate in effect on LIBOR option borrowings at September 30, 2012 of 3.22%. A change in the interest rate of 0.125% would result in a change of approximately $44,000 in pro forma interest expense for the year ended March 31, 2012.

(H)                              Represents the general partner’s 0.1% share of the Third Coast income after the effect of the pro forma adjustments.

Statement of Operations for the Six Months Ended September 30, 2012

High Sierra Combination Transaction Adjustments

(I)                                   Reflects a reclassification of gains/losses on commodity derivatives recorded by High Sierra from revenues to cost of sales, to be consistent with NGL’s classification of derivative gains/losses.

(J)                                   Reflects the elimination of expenses incurred directly by us and by High Sierra in connection with our combination with High Sierra.

(K)                              Reflects an increase in historical depreciation and amortization expense of the High Sierra long-lived assets based on the estimated fair value of the assets acquired in the business combination. The pro forma average annual depreciation and amortization rate based on the estimated fair value and useful lives of the depreciable and amortizable long-lived assets is 7.6%. An increase in the current estimated fair value of the depreciable and amortizable long-lived assets of $1 million would result in an increase of approximately $38,000 to pro forma depreciation and amortization expense for the six months ended September 30, 2012. The estimated fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the merger is summarized below (in thousands):

Depreciable property, plant and equipment:
Transportation vehicles and equipment (5 years)	$22,746
Facilities and equipment (20 years)	105,065
Buildings and improvements (20 years)	10,549
Software (5 years)	4,203
Amortizable intangible assets:
Customer relationships (15 years)	242,000
Lease contracts (1-6 years)	10,500

(L)                                Reflects the addition of pro forma interest expense on Senior Notes issued to finance the $244.2 million of merger consideration that was paid in cash, at a rate of 6.65%, net of the elimination of the historical interest expense of High Sierra (exclusive of letter of credit fees). A change in the interest rate of 0.125% would result in a change of approximately $51,000 in pro forma interest expense.

(M)                            Represents the general partner’s 0.1% share of the High Sierra income after the effect of the pro forma adjustments.

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

Pecos Combination Transaction Adjustments

(N)                               Reflects a reclassification of gains on commodity derivatives recorded by Pecos from revenues to cost of sales, to be consistent with NGL’s classification of derivative gains/losses.

(O)                               Reflects an increase in historical depreciation and amortization expense of the Pecos long-lived assets based on the estimated fair value of the assets acquired in the business combination. The pro forma average annual depreciation and amortization rate based on the estimated fair value and useful lives of the depreciable and amortizable long-lived assets is 11.5%. An increase in the current estimated fair value of the depreciable and amortizable long-lived assets of $1 million would result in an increase of approximately $58,000 to pro forma depreciation and amortization expense for the six months ended September 30, 2012. The estimated fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the merger is summarized below (in thousands):

Property, plant and equipment:
Vehicles and related equipment (5 years)	$19,193
Other (5 years)	2,562

Amortizable intangible assets:
Customer relationships (15 years)	37,754

(P)                                 Represents the additional interest expense resulting from advances of $89.6 million from our acquisition facility to finance the Pecos combination at the interest rate in effect on LIBOR option borrowings at September 30, 2012 of 3.22%. A change in the interest rate of 0.125% would result in a change of approximately $56,000 in pro forma interest expense for the six months ended September 30, 2012.

(Q)                               Represents the general partner’s 0.1% share of the Pecos income after the effect of the pro forma adjustments.

Third Coast Combination Transaction Adjustments

(R)                               Reflects an increase in historical depreciation and amortization expense of the Third Coast long-lived assets based on the estimated fair value of the assets acquired in the business combination. The pro forma average annual depreciation and amortization rate based on the estimated fair value and useful lives of the depreciable and amortizable long-lived assets is 5.7%. An increase in the current estimated fair value of the depreciable and amortizable long-lived assets of $1 million would result in an increase of approximately $28,000 to pro forma depreciation and amortization expense for the six months ended September 30, 2012. The estimated fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the merger is summarized below (in thousands):

Property, plant and equipment:
Marine vessels (20 years)	$12,883
Other (3 years)	30
Amortizable intangible assets:
Customer relationships (15 years)	8,000

(S)                                 Represents the additional interest expense resulting from advances of $35.0 million from our acquisition facility to finance the Third Coast combination at the interest rate in effect on LIBOR option borrowings at September 30, 2012 of 3.22%. A change in the interest rate of 0.125% would result in a change of approximately $22,000 in pro forma interest expense for the six months ended September 30, 2012.

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

Note 3 — Pro Forma Earnings (Loss) per Unit from Continuing Operations

Our income for financial statement presentation and partners’ capital purposes is allocated to our general partner and limited partners in accordance with their respective ownership interests, and in accordance with our partnership agreement after giving effect to priority income allocations for incentive distributions, if any, to our general partner, the holders of the incentive distribution rights pursuant to our partnership agreement, which are declared and paid following the close of each quarter. These incentive distributions could result in less income allocable to the common and subordinated unitholders.

For purposes of computing pro forma basic and diluted income per common and subordinated unit, we have assumed that no restrictions on distributions apply during the periods presented. Any earnings in excess of distributions are allocated to our general partner and limited partners based on their respective ownership interests.

The pro forma earnings per unit have been computed based on earnings or losses allocated to the limited partners after deducting the total earnings allocated to the general partner. The pro forma weighted-average units outstanding in the table below represent the number of units outstanding after the business combination with Third Coast, which includes units issued in the business combinations described in the introduction to these unaudited condensed consolidated pro forma financial statements, and also includes 750,000 common units issued in a business combination in May 2012, 100,676 common units issued in a business combination in July 2012, and 516,978 units issued in a business combination during October 2012. For the pro forma earnings per unit computation, we have assumed that all units outstanding after the Third Coast combination were outstanding during the entire year ended March 31, 2012 and the six months ended September 30, 2012. The subordinated limited partner units were issued in May 2011 in connection with our initial public offering. For the pro forma earnings per unit computation, we have assumed that the subordinated units were outstanding during the entire year ended March 31, 2012. The pro forma basic and diluted earnings per unit are equal, as there were no dilutive units during the year ended March 31, 2012 or the six months ended September 30, 2012.

Earnings (Loss) per unit are computed as follows (dollars in thousands, except unit and per unit information):

	Year Ended		Six Months Ended
	March 31, 2012		September 30, 2012
		Pro		Pro
	Historical	Forma	Historical	Forma

Net income (loss) from continuing operations attributable to parent equity	$7,876	$10,569	$(14,577)	$(1,956)

General partner share of income from continuing operations	8	11	789	801

Income (Loss) from continuing operations allocated to limited partners	$7,868	$10,558	$(15,366)	$(2,757)
Common unitholders	$4,859	$9,389	$(13,112)	$(2,452)
Subordinated unitholders	$3,009	$1,169	$(2,254)	$(305)

Basic and diluted earnings (loss) per unit from continuing operations —
Common unitholders	$0.32	$0.20	$(0.37)	$(0.05)
Subordinated unitholders	$0.58	$0.20	$(0.38)	$(0.05)

Weighted average units outstanding —
Common	15,169,983	47,546,511	35,730,492	47,546,511
Subordinated	5,175,384	5,919,346	5,919,346	5,919,346

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

Note 4 — Long-Term Debt

Our historical and pro forma long-term debt as of September 30, 2012 are as follows (in thousands):

	Historical	Pro Forma
Working capital facility	$124,000	$124,000
Expansion capital facility	262,000	386,624
Senior Notes	250,000	250,000
Other	11,936	22,301
	$647,936	$782,925

Less - Current maturities	78,033	80,758
Long-term debt	$569,903	$702,167

Note 5 — Partners’ Equity

Outstanding general and limited partner units on a historical and pro forma basis at September 30, 2012 are as follows:

	Historical	Pro Forma
General partner notional units	50,821	53,519
Limited partner -
Common units	44,850,439	47,546,511
Subordinated units	5,919,346	5,919,346

Note 6 — Other Income

Other income of SemStream in the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2012 includes the receipt of approximately $2 million of proceeds from a class-action litigation settlement. This non-recurring income is not excluded from pro forma income as it does not result directly from the SemStream combination. We do not expect to realize similar income in the future.

Other income of High Sierra in the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2012 includes a gain of $4.2 million related to the settlement of a contingency associated with a historical acquisition, which is partially offset by a loss of $2.2 million related to the settlement of a contingency associated with the sale of a business. These non-recurring items are not excluded from pro forma income as they do not result directly from the High Sierra combination.